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                                                                   EXHIBIT 10(b)


                                THIRD AMENDMENT

                                       TO

                               HUFFY CORPORATION

                        SUPPLEMENTAL/EXCESS BENEFIT PLAN



    WHEREAS, Huffy Corporation (the "Sponsor") maintains the Huffy Corporation Supplemental/Excess Benefit Plan (the "Plan"), effective January 1, 1988, and

    WHEREAS, the Sponsor desires to amend the Plan;

    NOW, THEREFORE, the Sponsor adopts the following amendments to the Plan effective March 1, 1990:

    1.     Section 1.3 is amended in its entirety to read as follows:

           1.3 "Compensation Limitation" means the dollar limitation on compensation (adjusted to reflect increases in the cost of living announced by the Internal Revenue Service) imposed under Code
           Section 401(a)(17).

    2.     Section 1.7 is amended in its entirety to read as follows:

           1.7 "Participant" means (a) an employee of any of the entities listed in Exhibit A to the Plan who, on or after March 1, 1990, serves (or served) in one of the positions designated in Exhibit A to the Plan, or (b) an individual otherwise designated on Exhibit A to the Plan as such Exhibit was in effect on February 28, 1990.

    3.     Section 1.10 is amended in its entirety to read as follows:

           1.10 "Retirement Plan" means the Huffy Salaried Employees' Retirement Plan, the Huffy Service First, Inc. Retirement Plan, the True Temper Hardware Company Salaried Employees' Retirement Plan, and the W.I.S. Retirement Plan.

 4.     Article I is amended by adding the following sentence at the end of the existing test:

                 Capitalized terms that are not otherwise defined in this
           Article I or other provisions of this Plan but which are defined in the Retirement Plan shall have the meanings ascribed to those terms in the Retirement Plan.

    5.     Article III is amended in its entirety to read as follows:
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                     AMOUNT OF SUPPLEMENTAL/EXCESS BENEFIT
                     -------------------------------------

                                  ARTICLE III
                                  -----------

           A Participant's Supplemental/Excess Benefit will equal (i) $2,500 per year, plus the Accrued Retirement Pension he would have earned under the Retirement Plan but for the Amended Benefit Formula, Compensation Limitation and ERISA Limitation; reduced (but not below 0) by (ii) the Accrued Retirement Pension he has earned under the Retirement Plan. The Accrued Retirement Pension attributable to any period of time during which a Participant failed to accrue benefits under the Retirement Plan because the Participant's employing unit did not sponsor or participate in the Retirement Plan will be calculated in accordance with Exhibit B; the reduction described in clause "(ii)" of the preceding sentence will apply only to the extent a Participant has actually participated in the Retirement Plan.

           For purposes of determining benefits under this Article III, a Participant's Accrued Retirement Pension and Supplemental/Excess Benefit will be calculated as if they will be paid in the normal form of benefit (as defined in the Retirement Plan). If a Participant's benefit under the Retirement Plan is reduced to reflect distributions made before his Normal Retirement Date or in a form other than the normal form of benefit, his Supplemental/Excess Benefit also will be reduced in the same manner using the same actuarial assumptions, tables and factors as those used in the Retirement Plan. However, if a Participant Severs from Service within two Years following a Change of Control and begins to receive his Supplemental/Excess Benefit on or after attaining age 58, his Supplemental/Excess Benefit will not be reduced to reflect distributions made before his Normal Retirement Date but will be reduced to reflect distributions in a form other than the normal form of benefit. Any reductions in a Participant's actual Accrued Retirement Pension as a result of a Qualified Domestic Relations Order will be disregarded when calculating his Supplemental/Excess Benefit.

    6. Exhibit B is amended by adding the following at the end of the existing text:

                 If or to the extent any of the foregoing terms is also defined in the Retirement Plan and the term, as defined in the Retirement Plan, differs from the term as described above, then the definition contained in the Retirement Plan shall be substituted for the definition set forth above.

    7.     Exhibit A is amended in its entirety to read as follows:

                 Any individual who serves as (i) an Officer of Huffy Corporation or (ii), a President and General Manager of a Huffy Corporation operating division or subsidiary.

IN WITNESS WHEREOF, the Sponsor has caused this instrument to be executed this 27th day of June, 1994.


                               HUFFY CORPORATION



                                               BY /s/   Nancy A. Michaud
                                                  ---------------------------
                                                  Nancy A. Michaud Vice
                                                  President - General Counsel
                                                  and Secretary